POWER OF ATTORNEY The undersigned Gilles Dellaert of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options: • Choice Plus Annuity (previously File No. 333-237708) • ChoiceRate Annuity (previously File No. 333-237709) • Custom Annuity (previously File No. 333-236810) • Custom Plus Annuity (previously File No. 333-237710) • Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707) • Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706) • Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836) • RightFit Annuity (previously File No. 333-236809) • Scheduled Annuity Manager (previously File No. 333-237711) Form N-4 Registration Statements and amendments thereto: • 333-114560 • 333-114561 • 333-114562 • 333-102295 March 16, 2023 ______________________ ELIC POA - Gilles Dellaert - ELIC POA - Gilles Delleart 1

POWER OF ATTORNEY The undersigned Angela Fontana of Everlake Life Insurance Company (“Company”) constitutes and appoints Tyler (Doney) Largey and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in- fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options: • Choice Plus Annuity (previously File No. 333-237708) • ChoiceRate Annuity (previously File No. 333-237709) • Custom Annuity (previously File No. 333-236810) • Custom Plus Annuity (previously File No. 333-237710) • Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707) • Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706) • Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836) • RightFit Annuity (previously File No. 333-236809) • Scheduled Annuity Manager (previously File No. 333-237711) Form N-4 Registration Statements and amendments thereto: • 333-114560 • 333-114561 • 333-114562 • 333-102295 March 16, 2023 ______________________ ELIC POA - Angela Fontana - ELIC POA - Angela Fontana 1

POWER OF ATTORNEY The undersigned Laurie Harris of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options: • Choice Plus Annuity (previously File No. 333-237708) • ChoiceRate Annuity (previously File No. 333-237709) • Custom Annuity (previously File No. 333-236810) • Custom Plus Annuity (previously File No. 333-237710) • Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707) • Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706) • Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836) • RightFit Annuity (previously File No. 333-236809) • Scheduled Annuity Manager (previously File No. 333-237711) Form N-4 Registration Statements and amendments thereto: • 333-114560 • 333-114561 • 333-114562 • 333-102295 March 16, 2023 ______________________ ELIC POA - Laurie Harris - ELIC POA - Laurie Harris 1

POWER OF ATTORNEY The undersigned Michael Hovey of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options: • Choice Plus Annuity (previously File No. 333-237708) • ChoiceRate Annuity (previously File No. 333-237709) • Custom Annuity (previously File No. 333-236810) • Custom Plus Annuity (previously File No. 333-237710) • Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707) • Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706) • Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836) • RightFit Annuity (previously File No. 333-236809) • Scheduled Annuity Manager (previously File No. 333-237711) Form N-4 Registration Statements and amendments thereto: • 333-114560 • 333-114561 • 333-114562 • 333-102295 March 16, 2023 ______________________

POWER OF ATTORNEY The undersigned Ted Johnson of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Tyler (Doney) Largey, each with full power to act alone, as their true and lawful attorney- in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options: • Choice Plus Annuity (previously File No. 333-237708) • ChoiceRate Annuity (previously File No. 333-237709) • Custom Annuity (previously File No. 333-236810) • Custom Plus Annuity (previously File No. 333-237710) • Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707) • Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706) • Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836) • RightFit Annuity (previously File No. 333-236809) • Scheduled Annuity Manager (previously File No. 333-237711) Form N-4 Registration Statements and amendments thereto: • 333-114560 • 333-114561 • 333-114562 • 333-102295 March 16, 2023 ______________________ ELIC POA - Ted Johnson - ELIC POA - Ted Johnson 1

POWER OF ATTORNEY The undersigned Tyler (Doney) Largey of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney- in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options: • Choice Plus Annuity (previously File No. 333-237708) • ChoiceRate Annuity (previously File No. 333-237709) • Custom Annuity (previously File No. 333-236810) • Custom Plus Annuity (previously File No. 333-237710) • Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707) • Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706) • Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836) • RightFit Annuity (previously File No. 333-236809) • Scheduled Annuity Manager (previously File No. 333-237711) Form N-4 Registration Statements and amendments thereto: • 333-114560 • 333-114561 • 333-114562 • 333-102295 March 16, 2023 ______________________ ELIC POA - Doney Largey - ELIC POA - Doney Largey 1

POWER OF ATTORNEY The undersigned Susan Voss of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options: • Choice Plus Annuity (previously File No. 333-237708) • ChoiceRate Annuity (previously File No. 333-237709) • Custom Annuity (previously File No. 333-236810) • Custom Plus Annuity (previously File No. 333-237710) • Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707) • Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706) • Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836) • RightFit Annuity (previously File No. 333-236809) • Scheduled Annuity Manager (previously File No. 333-237711) Form N-4 Registration Statements and amendments thereto: • 333-114560 • 333-114561 • 333-114562 • 333-102295 March 16, 2023 ______________________ ELIC POA - Susan Voss - ELIC POA - Susan Voss 1

POWER OF ATTORNEY The undersigned Bonnie Wasgatt of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options: • Choice Plus Annuity (previously File No. 333-237708) • ChoiceRate Annuity (previously File No. 333-237709) • Custom Annuity (previously File No. 333-236810) • Custom Plus Annuity (previously File No. 333-237710) • Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707) • Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706) • Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836) • RightFit Annuity (previously File No. 333-236809) • Scheduled Annuity Manager (previously File No. 333-237711) Form N-4 Registration Statements and amendments thereto: • 333-114560 • 333-114561 • 333-114562 • 333-102295 March 16, 2023 ______________________ ELIC POA - Bonnie Wasgatt - ELIC POA - Bonnie Wasgatt 1